Corporate Summary April 2012 NASDAQ: GALT Exhibit 99.1

Forward Looking Statements
This presentation contains, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These
statements relate to future events or future financial performance, and use words such as
“may,” “estimate,” “could,” “expect” and others. They are based on our current expectations and are subject to factors and uncertainties which could cause actual results to differ materially from those described in the statements. Factors that could cause our actual performance to differ materially from those discussed in the forward-looking statements include, among others: incurrence of operating losses since our inception, uncertainty as to adequate financing of our operations, extensive and costly regulatory oversight that could restrict or prevent product commercialization, inability to achieve commercial product acceptance, inability to protect our intellectual property, dependence on strategic partnerships, product competition, and others stated in risk factors contained in our SEC filings. We cannot assure that we have identified all risks or that others may emerge which we do not anticipate. You should not place undue reliance on forward-looking statements.
Although subsequent events may cause our views to change, we disclaim any obligation to update forward-looking statements.
© 2012 Galectin Therapeutics
GALT

Proprietary
Compounds
• First in class, proprietary compounds that inhibit galectin proteins
• Complex carbohydrate drugs with highly favorable safety profile
•
• GR-MD-02: Preclinical: Non-alcoholic steatohepatitis (NASH, fatty liver disease) and other causes of liver fibrosis
Validated Science
• Pre-clinical models show galectins are critical targets for intended diseases with mechanisms that would be novel in the market
Large Market
Opportunities
• Enhancing the ability of immune system to kill cancer cells is synergistic with many current and experimental therapies
• NASH and liver fibrosis indications would be first therapies for completely unmet medical needs, representing a multi-billion dollar market
Intellectual Property
• Sole ownership, no licenses granted
• GM-CT-01: Matter and methods granted (expire 2023)
• GR-MD-02: Matter and methods pending (priorities of 2006-2011)
Experienced
Management Team
• Management team has collective experience in multiple biotech and Pharma companies and relevant scientific areas
© 2012 Galectin Therapeutics
GALT

Investment Highlights
GM-CT-01: Phase II: Melanoma; Enhances ability of immune cells to kill cancer cells

Experienced Management Team

Peter G. Traber, MD
President, CEO, CMO
• Over 25 years experience in biomedicine and pharmaceutical industries in research and development, clinical medicine, management and leadership, and business development. Medical expertise in liver disease
• GlaxoSmithKline (CMO), Un of Pennsylvania (CEO), Baylor College of Medicine (CEO)
Anatole Klyosov, PhD
Chief Scientist
• Over 35 years experience in biochemical reactions and their mechanisms, biotechnology, and carbohydrate research
• Moscow University, Russian Academy of Sciences, Harvard Medical School
Eliezer Zomer, PhD
EVP, Product
Development
• Over 30 years experience in biotechnology engineering  and regulatory in pharmaceuticals and diagnostics.
• Koor Biotechnologies, Charm Sciences, Glycogenesis, HU Medical School
(Jerusalem), Harvard University
Thomas A. McGauley
CFO (acting)
• Over 10 years in accounting and finance with life science and technology companies
• PricewaterhouseCoopers, Pro-Pharmaceuticals, deCode Genetics
Maureen Foley
COO
• Over 30 years’ experience in business and operations management for public and private scientific, and biotech corporations and startup companies
• eHealthDirect, Signatron, ArsDigita and Thermo Fibergen
Elena Chekhova, PhD
Program Manager
• Over10 years of experience working in the biotech and life sciences industries, project management, manufacturing and business development.
• Regis Tech., Decode, Zafgen, Boston College, Tokai Pharma, MIT, University of
Dortmund, Harvard University
© 2012 Galectin Therapeutics
GALT

• Science of Galectins
•
Galectin Function
•
Galectin Inhibitors
•
Intellectual Property
• Immune Enhancement in Cancer Therapy
• Mechanism of Action
• Regulatory and Clinical Plan
• Competitive Positioning
• Liver Fibrosis
• Mechanism of Action
• Regulatory and Clinical Plan
• Competitive Positioning
• Milestones

© 2012 Galectin Therapeutics
GALT

Galectin Proteins Are Critical Participants In
Pathogenesis of Many Fibrotic and Neoplastic
Diseases

© 2012 Galectin Therapeutics
GALT
Bind to cell surface
and matrix
glycoproteins
(galactose residues)
• Modulate cell
signaling
• Promote cell-cell
interactions
• Promote cell-
matrix interactions
Markedly Increased in:
1. Inflammation
2. Fibrosis
3. Cancer
Galectin-3 is most
prominent galectin
secreted in disease
*Secreted in small amounts normally
by a number of cells, predominantly
macrophages
Secreted
Galectin
Proteins*
GALECTINS
PROMOTE
PATHOLOGY

Galectin Inhibitors: A New Class of
Pathology Modulators

•
Novel complex carbohydrate drugs that target
secreted and membrane-associated galectins by
virtue of high molecular weight
•
Strongest binding to galectin-3, most prominent
galectin in disease processes
•
Binding to galectins disrupts function and
modulates multiple cellular pathways in
pathology representing a potential new class of
therapeutic agents
•
Low toxicity potential as a carbohydrate
with no toxic metabolites
•
Two classes of compounds under development
•
GM-CT
•
GR-MD
•
Low manufacturing costs; abundant natural
plant product starting materials
© 2012 Galectin Therapeutics
GALT
Galectin
Proteins
Galectin
Inhibitor

Intellectual Property
•
GM-CT Class (current NCE is GM-CT-01)
• US Composition of matter patent Issued 2011 (priority 2003)
• Five US issued method of use patents in combination with cancer therapy for increased efficacy and reduced side effects
• International Patents:  13 granted and 5 pending
• Method of use in liver fibrosis patent pending (priority 2006)
• Method of use in NASH patent pending (priority 2011)
•
GR-MD Class (current NCE is GR-MD-02)
• Composition of matter patent pending (priority 2011)
• Method of use in liver fibrosis patent pending (priority 2006)
• Method of use in NASH patent pending (priority 2011)
•
All intellectual property generated in house with no encumbrances
•
No established generic pathway for such complex carbohydrate drugs

© 2012 Galectin Therapeutics
GALT

• Science of Galectins
•
Galectin Function
•
Galectin Inhibitors
•
Intellectual Property
• Immune Enhancement in Cancer Therapy
• Mechanism of Action
• Regulatory and Clinical Plan
• Competitive Positioning
• Liver Fibrosis
• Mechanism of Action
• Regulatory and Clinical Plan
• Competitive Positioning
• Milestones

© 2012 Galectin Therapeutics
GALT

Stromal Cells
Angiogenesis
Adhesion to Extra Cellular Matrix
Detachment
Invasion and Migration
Tumor Immunity
Angiogenesis

The Vast Majority of Cancers Secrete Large Amounts
of Galectins Which Have Multiple Roles in Tumor
Pathogenesis
• Tumor cell invasion:
extracellular matrix
adhesion & detachment
• Metastasis:
cell invasion and migration
• Angiogenesis
•
Tumor immunity has
recently been shown to be
critically affected by
galectins

The “Galectin Effect”
protects tumors from
immune system
© 2012 Galectin Therapeutics
GALT

Experiments performed by Dr. Pierre van der Bruggen of the Ludwig Institute in
Brussels, Belgium in collaboration with Galectin Therapeutics
Tumors Evade the Immune System Using the
“Galectin Effect” and GM-CT-01 Reverses This Effect
© 2012 Galectin Therapeutics
GALT
Galectin-3
Cytokines
Kill tumor cells
GM-CT-01
Galectin-3 secreted by
tumor cells binds to surface
of T-cells and inhibits
cytokine secretion
Treatment with GM-CT-01
blocks Galectin-3 and
restores  T-cell cytokine
secretion and tumor killing
Tumor
Cells
T-Cells
Tumor
Cells
Cytokines
T-Cells

γ

IFN γ secreted by 10,000 T cells (pg/ml)
2500
2000
1500
1000
500
0
CD8+ TIL
IC50≅3,8 μg/ml≅70nM
0,1
1
10
100
1000

μ

GM-CT-01 Activates Secretion of INF- in a Dose- Dependent Manner In Tumor Infiltrating CD8+ T- Cells From Human Patients 12 © 2012 Galectin Therapeutics GALT GM-CT-01 in g/ml

% Tumor Cells Killed
Untreated CD8+ TIL
GM-CT-01-treated CD8+ TIL
50
40
30
20
10
0
0,01
0,1
1
10
Effector to Target Ratio
Effector to Target Ratio

GM-CT-01 Restores Ability of Human CD8 T-Cells to Kill Tumor Cells Through Inhibition of “Galectin Effect” 13 Effectors: CD8+ T Cells Target: Tumor Cells © 2012 Galectin Therapeutics GALT

GM-CT-01 Has Demonstrated Safety  in over 100
Human Subjects in Phase I and Partially Completed
Phase II Clinical Trials with Some Evidence of
Efficacy
• Phase  I trial (DAVFU-001) in 40 subjects with end stage cancer showed GM-CT-01 was safe alone and in combination with the chemotherapy 5-FU
• Three Phase II trials were conducted, but only partially completed
• One Phase II trial (DAVFU-001) of 5-FU plus GM-CT-01 in line 3/4 therapy of metastatic colorectal cancer showed 6.7 months median survival. In similar patients, Erbitux
®*
had a 6.1
month survival compared to 4.6 months with no therapy
• When the data from the three partially completed Phase II trials were pooled , the serious adverse events associated with 5-FU were reduced when compared to historical controls
• The company is seeking partners with significant chemotherapy business for pursuing an indication for reduction in side effects for 5-FU and leucovorin containing chemotherapy regimens.
• Our preclinical efficacy and clinical safety data were strong enough to obtain an IMPD for Phase I/II trial in metastatic melanoma with a combination of a tumor vaccine and GM-CT-01 to test the efficacy of blocking the “Galectin Effect” [Study not being conducted under FDA IND, but there is open IND for GM-]CT-01

*“Erbitux® is a registered trademark of ImClone LLC, a wholly-owned subsidiary of Eli Lilly and Company.“
© 2012 Galectin Therapeutics
GALT

GROUP 1 (n = 6 patients, expandable to 23)

LEGEND
GM-CT-01 iv
GM-CT-01 peri-tumoral
GM-CT-01
280 mg/m2
slow i.v.
Vaccine
(either MAGE-3.A1 and or
NA17.A2 peptide, 300 µg)
s.c. 80%
i.d. 20%
3w
≤4w
d1
d22
d43
d64
d85
d106
d134
w20
HLA typing
tumor biopsy
(RT-PCR)
tumor
staging
PBMC
collection
(buffy-coat)
serum
collection
PBMC
collection
(100 ml blood)
serum
collection
serum
collection
tumor
staging
PBMC
collection
(buffy-coat)
serum
collection

Preclinical efficacy and clinical safety data sufficient to
obtain an IMPD for treatment of metastatic melanoma to test
the efficacy of blocking the “Galectin Effect”

Melanoma “Proof of Concept” Trial:
Patients:  Advanced metastatic melanoma
Design: Two Stage (12 in stage 1 and 46 in stage 2)
Regimen:  Prime with melanoma specific peptide vaccine
Treat with GM-CT-01 to block “Galectin Effect”
Endpoint: Partial or complete response by imaging
Group 2 patients have additional injection of GM-CT-01 in cutaneous tumors
© 2012 Galectin Therapeutics
GALT

Tumor Immune Enhancement Development Program

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2012 2013
2014
Preclinical Efficacy
Studies
GM-CT-01
Phase I/II Melanoma Trial*
*Conducted in Belgium under an IMPD.  Not conducted under FDA IND, but there is an open IND for GM-CT-01
At conclusion of Stage 1 of study:
•
•
•
•
© 2012 Galectin Therapeutics
GALT
Pursue Partnering
Discussions
Efficacy in immune
competent mice with
syngeneic tumors
Top line
results in
Stage 1
Top line
results in
Stage 2
Seek partnership with company with marketed or
late stage cancer immunotherapy
Consider Phase IIb controlled trial with strong
efficacy
Continue to Stage 2 with some efficacy
Stop for lack of efficacy

Immune Enhancement by Blocking “Galectin
Effect” is Synergistic With Many Emerging
Cancer Immunotherapies
• Enhancing the ability of the immune system to recognize and kill tumor cells is a very active area in the personalized approach to cancer therapy.
The “Galectin Effect” inhibits the immune system
• Two agents have been approved for use to date
• Dendritic cell vaccine: Provenge® (Dendreon)
• T-cell activator (CTLA4 receptor mAb): Yervoy® (Ipilimumab, BMS)
• Many more vaccines and activators in development
• Our drugs reverse the “Galectin Effect” by which tumors inhibit the immune system and may be
synergistic
with all tumor immunotherapies.
May be effective with unaltered immune system
• While tumor vaccines are patient and tumor specific, reversal of the
“Galectin Effect” appears to be universal.  Initial Phase I/II clinical trial in
Belgium in combination with a vaccine to treat metastatic melanoma
• The tumor vaccine market is forecast to be over $7 billion by 2015

© 2012 Galectin Therapeutics
GALT

Best Positioned to Advance Tumor
Immunotherapy with Galectin Inhibitor
• Market for tumor vaccines is expected to grow to $7B by 2015.  If ipilimumab (Yervoy ®, BMS) is included, market is even larger
• Blocking the “Galectin Effect” would be synergistic with all types of tumor vaccines or immune stimulatory approaches
• In this regard, competition will come from other galectin-inhibitors
• Galecto Biotech AG (Sweden):  Discovery phase focusing on small molecule inhibitors
• LaJolla Pharmaceuticals (CA):  In Jan. 2012, they purchased GCS-100 from Solana
Therapeutics (formally Prospect Therapeutics, formally Glycogenesis).  GCS-100 is a natural product compound with claims for binding galectins; focused on blood cancers;
significant side effects reported.
• Mandel Med (Oakland, CA):  Truncated galectin-3 protein.  Not progressed into human trials and no active program currently.
• Stelic Institute (Japan): Pre-clinical RNAi approach in inflammatory bowel disease
• Galectin Therapeutics is best positioned with a human trial in cancer immunotherapy; GM-CT-01 has proved safe in Phase I and three partially completed Phase II trials.

© 2012 Galectin Therapeutics
GALT

• Science of Galectins
•
Galectin Function
•
Galectin Inhibitors
•
Intellectual Property
• Immune Enhancement in Cancer Therapy
• Mechanism of Action
• Regulatory and Clinical Plan
• Competitive Positioning
• Liver Fibrosis
• Mechanism of Action
• Regulatory and Clinical Plan
• Competitive Positioning
• Milestones

© 2012 Galectin Therapeutics
GALT

NASH and Liver Fibrosis are Multi-
Billion Dollar Markets In US Alone
* Performed in US in 2010  (UNOS)
* * Prevalence in US 2010 (UNOS)

#
Deaths in 1998 (AASLD Workshop, 2001)
##
Prevalence in US 1976-1980 (NIDDK)
&
Prevalence in US 2011 (NIH)
© 2012 Galectin Therapeutics
GALT
• The ONLY current therapy for advanced fibrosis (cirrhosis) is liver transplantation
• No approved medical therapy for fibrosis
• While there are treatments for some underlying etiologies (Hepatitis C and B), there is no approved therapy for NASH
Transplants
(6,291*)
Wait List
(17,000**)
Death From Cirrhosis
(44,677
#
)
Cirrhosis
(400,000
##
)
NASH: 9-15 Million
&
Hepatitis C, Hepatitis B, Alcohol

Galectin-3 Is A Critical Protein Target
For Therapy of Liver Fibrosis
Galectin-3 is produced in large amounts by fibrotic liver (animal and human)
Galectin-3 is essential in mice for the development of liver fibrosis
Fibrosis due to toxin exposure or fatty liver does not
occur in mice
that lack the galectin-3 gene
Galectin inhibitors block production of fibrogenic markers in the key human cell (stellate cells) responsible for liver fibrosis
Galectin inhibitors reverse experimental fibrosis in rats induced by both fibrosis and fatty liver

Key Evidence:
Key Evidence:
© 2012 Galectin Therapeutics
GALT

Galectin Inhibitor GR-MD-02 Effectively
Treats Toxin-Induced Liver Fibrosis in Rats

Galectin Therapeutics Data
Liver fibrosis induced in all rats by injection of chemical
toxin (thioacetimide) for 8 weeks
© 2012 Galectin Therapeutics
GALT
Treatment with vehicle alone for
four weeks (Control) shows
robust fibrosis
Treatment with GR-MD-02 for four
weeks shows dramatic regression
of fibrosis

Galectin Therapeutics

x200
x200
P<0.01
n.s.
NAFLD Activity score
0
1
2
3
4
5
6
7
Vehicle
GM-CT-01 120 mg/kg
GR-MD-02 60 mg/kg

GR-MD-02 Markedly Improved NASH (Non-Alcoholic
Steatohepatitis) in a Mouse Model
Vehicle
GR-MD-02
NASH was induced in mice by rendering them diabetic and
feeding them a high fat diet
© 2012 Galectin Therapeutics
GALT

P<0.01
n.s.
Sirius red-positive area (%)
1.00
0.75
0.50
0.25
0.00
Vehicle
GM-CT-01 120 mg/kg
GR-MD-02 60 mg/kg
P<0.01
n.s.
Sirius red-positive area (%)
1.25
1.00
0.75
0.50
0.25
0.00
Vehicle
GM-CT-01 120 mg/kg
GR-MD-02 60 mg/kg

GR-MD-02 Prevented and Completely Reversed Fibrosis in NASH Mouse Model 24 Early Treatment Late Treatment normal mouse 0.33 © 2012 Galectin Therapeutics GALT

Treatment with GR-MD-02 Markedly Reduces Galectin-3 in NASH Mice 25 Vehicle GR-MD-02 Immunohistochemistry for detection of Galectin-3 © 2012 Galectin Therapeutics GALT

Inhibition of Gal-3 May Have Multiple Sites
of Action in Therapy of NASH

Cause of
Liver Injury
Mediators
Inflammation
Fibrosis
Resolution
Metabolic Syndrome
Glucose
Intolerance
Fat
Accumulation
Impaired Lipid
Metabolism
Hyperglycemia Adipocytokines Free Fatty Acids
Extracellular
Matrix
Cytokines
ECM Dissolution
MMPs
Inflammation
ceases
Stellate Cells
Macrophages
Gal-3
Gal-3
Gal-3
Gal-3
Stellate Cell
Release of multiple inflammatory
cytokines, including TGF- 1, a critical
mediator of fibrosis
Quiescent
Activated
Hepatocyte
Macrophage
(Kupffer Cell)
T-Cell
Bile Duct Cell
Lipo-peroxidation Products
Scavenger receptor increases
cellular uptake of toxic products
Inhibit scavenger mechanism
and reduce cellular toxicity
Galectin Functions
GR-MD-02 Putative
Mechanisms
Increases TGF- receptor
signaling
Reduce cell membrane TGF-
receptor activity
Promotes cell-cell and cell
matrix interactions which
enable inflammatory networks
Disrupt cell-cell signaling to
reduce inflammatory cascade
Enhance interactions between
matrix protein components to
stabilize matrix
Destabilize matrix to make
more available for degradation
Increase expression of MMPs Modulate expression of
Metaloproteases (MMPs)
© 2012 Galectin Therapeutics
GALT

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2012 2013
2014
Phase I1
NASH
NASH
NASH Development Program: GR-MD-02
Phase 2 NASH Trial
File Fast Track Designation
Jan
Jul Sep
IND
© 2012 Galectin Therapeutics
GALT
Phase I Trial: Patient Inclusion:
Design:
Primary Endpoint:
Secondary Endpoints:
Biopsy proven NASH with fibrosis
Single dose escalation to target dose and then additional 10 patient extension for two months of therapy
Patient safety
Serum markers; MR-fat and elastography
Phase II Trial: Patient Inclusion:
Design:
Primary Endpoint:
Secondary Endpoints:
Biopsy proven NASH with fibrosis
Randomized, controlled, double blinded study with six
months of therapy
Liver biopsy NASH score and percent area collagen
Safety; Serum markers; MR-fat and elastography
Pre-Clinical (Target SQ)
Top line
results
First patient
enrolled
Top line
results

Among Competition Company is Best Positioned
For a Successful Development Program in NASH
General Mechanism Examples Comments
Treat Diabetes and
Insulin Resistance
• Pioglitazone • Failed to achieve significant endpoints in phase II and phase III clinical trials
Inhibit Lipid
Metabolism
• Aramchol
• Colesevelam
• Cholesterol inhibition, no clinical results; weak
mechanism
• Intestinal bile salt binder, no clinical results, weak
mechanism
Modulate the
Immune System
• EGS21 (Enzo)
• Pentoxifylline
• Abandoned after phase II trial
• Non significant phase III results
Protease Inhibition • GS-9450 (Gilead) • Liver Toxicity: abandoned  (caspase inhibitor)
Anti-Oxidant • MND-21 (Mochida)
• Cysteamine (Raptor)
• Omega-3 fatty acid (phase II trial)
• Increase glutathione in liver cells, single point of action
(phase II)
• GR-MD-02 is well positioned with respect to competition
• Most attractive mechanism: multiple sites of action in disease
• Independent of hyperglycemia or hyperlipidemia
• May reverse established fibrosis
• Low toxicity potential as a carbohydrate with no toxic metabolites

© 2012 Galectin Therapeutics
GALT

• Science of Galectins
•
Galectin Function
•
Galectin Inhibitors
•
Intellectual Property
• Immune Enhancement in Cancer Therapy
• Mechanism of Action
• Regulatory and Clinical Plan
• Competitive Positioning
• Liver Fibrosis
• Mechanism of Action
• Regulatory and Clinical Plan
• Competitive Positioning
• Milestones

© 2012 Galectin Therapeutics
GALT

Company Milestones
• General
• 09/12: Host Global Conference on Galectins in Disease and Therapy;
planned second edition of book on Galectins
• Cancer
• 03/12: Operational start of Phase I/II melanoma trial
• 04/12: First patient infusedPhase I/II melanoma trial
• 01/13: Stage 1 top line results (12 patients)
• 01/14: Stage 2 top line results (46 patients)
• Fibrosis
• 05/12: NASH Presentation at DDW (Digestive Disease Week)
• 12/12:  NASH FDA IND
• 01/13:  Initiate Phase I NASH trial
• 07/13:  Phase I NASH trial results
• 09/13:  Initiate Phase II NASH trial
• 10/14:  Phase II NASH top line results

© 2012 Galectin Therapeutics
GALT

Proprietary
Compounds
• First in class, proprietary compounds that inhibit galectin proteins
• Complex carbohydrate drugs with highly favorable safety profile
• GM-CT-01: Enhanced ability of immune cells to kill of cancer cells
• GR-MD-02: Potential to treat non-alcoholic steatohepatitis (NASH)
and other causes of liver fibrosis
Validated Science
• Pre-clinical models show galectins are critical targets for intended diseases with mechanisms that would be novel in the market
Large Market
Opportunities
• Enhancing the ability of immune system to kill cancer cells is synergistic with many current and experimental therapies
• NASH and liver fibrosis indications would be first therapies for completely unmet medical needs, representing a multi-billion dollar market
Intellectual Property
• Sole ownership, no licenses granted
• GM-CT-01: Matter and methods granted (expire 2023)
• GR-MD-02: Matter and methods pending (priorities of 2006-2011)
Experienced
Management Team
• Management team has collective experience in multiple biotech and Pharma companies and relevant scientific areas

Investment Highlights
© 2012 Galectin Therapeutics
GALT